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                                                                   EXHIBIT 10.32

                                CHANGE-IN-CONTROL
                                    AMENDMENT



         THIS CHANGE-IN-CONTROL AMENDMENT (this "Amendment") is entered into as of this 31st day of August, 1998, by and among U.S. Can Corporation, a Delaware corporation (the "Corporation"), United States Can Company, a Delaware corporation and wholly owned subsidiary of the Corporation ("U.S. Can"), and Lawrence T. Messina (the "Employee"), an officer or employee of the Corporation, U.S. Can or one of U.S. Can's subsidiaries.

         WHEREAS, the parties hereto previously entered into a Change-in-Control Agreement dated September 20, 1995 (the "Agreement"); and

         WHEREAS, the parties hereto are mutually desirous of amending the Agreement to modify a provision of the Agreement whereby the trigger for a stock acquisition constituting a change-in-control event is incorrectly stated to be 20%;
         NOW, THEREFORE, the Agreement is hereby amended by substituting fifteen percent (15%) for twenty percent (20%) in the fifth line of Section 1(a) of the Agreement.
         All other terms and conditions of the Agreement are hereby ratified and confirmed in all respects.




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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

U.S. CAN CORPORATION                            UNITED STATES CAN COMPANY



By  /s/ Paul W. Jones                           By  /s/ Paul W. Jones
    ----------------------------                    ---------------------------
        Paul W. Jones                                   Paul W. Jones
        Chairman, President and                         Chairman, President and
        Chief Executive Officer                         Chief Executive Officer


EMPLOYEE SIGNATURE



  /s/ Lawrence T. Messina
  ------------------------------
      Lawrence T. Messina

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